UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                      DECEMBER 20, 2007 (DECEMBER 20, 2007)
                Date of Report (Date of earliest event reported)

                              HC INNOVATIONS, INC.
             (Exact name of registrant as specified in its charter)

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          DELAWARE                   0-52197                     04-3570877
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(State or other jurisdiction  (Commission File No.)            (IRS Employer
      of incorporation)                                     Identification No.)
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                          10 PROGRESS DRIVE, SUITE 200
                                SHELTON, CT 06484
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (203) 925-9600

                         SIX CORPORATE DRIVE, SUITE 420
                                SHELTON, CT 06484
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 20, 2007, HC Innovations, Inc. ("HCI" or the "Company") entered into a Separation Agreement (the "Agreement") with Jeffrey L. Zwicker providing for Mr. Zwicker's retirement as the Company's Chief Financial Officer, effective December 31, 2007. Under the terms of the Agreement, Mr. Zwicker shall receive approximately $100,000, or one-half of his annual salary of $200,000, paid over twelve (12) months from the effective date of the Agreement. In addition, the Company will continue to provide health and dental coverage for Mr. Zwicker.

The agreement contains customary non-compete and confidentiality provisions.

A copy of Mr. Zwicker's separation agreement is filed herewith as Exhibit 10.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 20, 2007, the Company accepted the resignation of Mr. Jeffrey L. Zwicker, the Company's Chief Financial Officer. Mr. Zwicker, who is retiring from the Company effective December 31, 2007, will remain in a consulting role with the Company after his retirement.

Mr. Emile A. Laliberte, the Company's corporate controller, has been appointed to the position of interim Chief Financial Officer while the Company conducts a search for a permanent replacement.

Please see Item 1.01 above for additional information.


ITEM 8.01 OTHER EVENTS.

On December 20, 2007, the Company issued a press release entitled, "HC Innovations Announces Retirement of Chief Financial Officer" announcing the retirement of Mr. Jeffery L. Zwicker as the Company's Chief Financial Officer.

Please see Item 1.01 and Item 5.02 above for additional information.

A copy of the Press Release is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS.

Not applicable.

(d) EXHIBITS.

EXHIBIT   DESCRIPTION
NUMBER

10.1* Separation Agreement between HC Innovations, Inc. and Jeffrey L. Zwicker, dated December 20, 2007

99.1* HC Innovations, Inc. Press Release, dated December 20, 2007, entitled "HC Innovations Announces Retirement of Chief Financial Officer."

* Filed herewith

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


December 20, 2007                  HC INNOVATIONS, INC.


                              By:  /s/ David Chess, MD
                                   -------------------
                                   Name:  David Chess, MD
                                   Title: Chief Executive Officer and President